SCUDDER
INVESTMENTS
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MONEY MARKET/TAX FREE
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Scudder Tax Free
Money Fund
Fund #071

Semiannual Report
November 30, 1999

The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      10   Glossary of Investment Terms

                      11   Investment Portfolio

                      16   Financial Statements

                      19   Financial Highlights

                      20   Notes to Financial Statements

                      23   Officers and Trustees

                      24   Investment Products and Services

                      28   Scudder Solutions


                         2 | Scudder Tax Free Money Fund

Scudder Tax Free Money Fund

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ticker symbol STFXX                                              fund number 071
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Date of Inception:    o    Reflecting the rising interest rate environment, the
1/9/80                     total return of Scudder Tax Free Money Fund exceeded
                           the return of the average taxable money market fund
Total Net Assets as        for the six- and 12-month periods ended November 30,
of 11/30/99:               1999, according to Lipper Analytical Services, Inc.
$214.9 million
                      o    As of the close of the six-month fiscal period, the
                           fund was providing a 3.18% 7-day yield, which translates into a 5.26% taxable equivalent yield for investors in the 39.6% federal tax bracket.

                      o Management lengthened the average maturity over the period to take advantage of rising interest rates.

                      o The portfolio remained invested in high quality short-term tax free money market securities rated in the top two categories.

                         3 | Scudder Tax Free Money Fund

Letter from the Fund's President

Dear Shareholders,

In 1999 we witnessed another year of strong performance for the equity markets as large-cap growth, especially technology stocks, recorded impressive returns. Against the current backdrop of high consumer confidence, robust economic growth, and low inflation, these generous returns have had the potential to make other asset classes seem less important to an investor's overall portfolio. However, we believe the role of a highly liquid and high quality holding has, in fact, taken on renewed importance after such a prolonged rise for selected equities. While we believe that the economy remains healthy overall, strong gains in certain sectors can have the effect of unintentionally increasing one's exposure to a particular asset class or industry sector. Given this potential, we encourage shareholders to carefully review their holdings to ensure appropriate allocations.

As a shareholder in Scudder Tax Free Money Fund you already hold a key element of a well-diversified portfolio. The fund's conservative, high quality, and very liquid investments can provide relative stability, tax free income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation still relatively low, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of the fund's investment strategy and portfolio positioning, I encourage you to read the

                         4 | Scudder Tax Free Money Fund

Portfolio Management Discussion with Frank Rachwalski and Jerri Cohen beginning on page 6.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, president of the fund, retired in June. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Tax Free Money Fund.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Tax Free Money Fund

                         5 | Scudder Tax Free Money Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 1999

In the following interview, portfolio managers Frank Rachwalski and Jerri Cohen discuss the market environment and their approach to managing the fund.

Q: The Federal Open Market Committee (FOMC), the Federal Reserve Bank's implementer of economic policy, raised interest rates three times over the six-month period. How did this affect tax free money market securities?

A: The Fed's rate hikes have resulted in significant increases in the yields for money market securities, and has contributed to the rise of the fund's yield. Over the last six months the Fed effectively reversed its three rate cuts of 1998 with three quarter-point rate hikes (see "Changes in the Federal Funds Rate" below). The reversal primarily reflects the effectiveness of the original rate cuts, which were intended to stabilize the financial markets in the wake of the Asian financial market crisis in the third quarter of 1998.

With U.S. economic growth continually exceeding expectations throughout most of 1999 and the financial markets rebounding strongly, Fed policy appeared successful -- perhaps more successful than anticipated. Gross domestic product, a measure of U.S. economic growth, grew a strong 4.27% for the 12-month period ended September 30, 1999. Such strong growth can spark inflation but, impressively, inflation has remained benign, increasing only 2.32% over the same 12-month period. However, there have been signs that inflationary pressures are building, including the low levels of unemployment, rising oil prices, and rising asset prices for real estate and selected stocks. As of the end of the period, interest rates have returned to -- and exceeded -- levels existing prior to the Asian crisis.

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate
--------------------------------------------------------------------------------
Federal Funds                         Old rate         New rate          Change
--------------------------------------------------------------------------------

June 30                                4.75%            5.00%           +0.25%


August 24                              5.00%            5.25%           +0.25%


November 16                            5.25%            5.50%           +0.25%
--------------------------------------------------------------------------------

                         6 | Scudder Tax Free Money Fund

Q: How did you manage the fund in this environment?

A: Our primary focus has been on maintaining a sufficient level of liquidity while taking advantage of what the market is offering. As rates rose over the six-month period we increased the portfolio's average maturity to lock in attractive yields. We accomplished this by reducing our holdings of variable-rate demand notes and lengthening the maturity of our holdings of tax-exempt commercial paper. Over the period, the portfolio's average maturity rose from 29 days to 46 days. This compares to the 47-day average maturity for the average first tier tax free money market fund at the end of the period.

Q: How did the fund perform?

A: Reflecting the rising interest rate environment, the Scudder Tax Free Money Fund's 7-day yield rose from 2.68% to 3.18% over the six months, which translate into compound effective yields of 2.71% and 3.23%, respectively. For comparison purposes, we've included a table listing the taxable equivalent yields for the fund below. From a total return standpoint, the fund exceeded the average return of tax free money market funds for both the six- and 12-month periods according to Lipper Analytical Services, Inc.1 The fund returned 1.39% for the six months and 2.66% for the 12 months, which compares to average tax free money market fund returns of 1.36% for 133 funds and 2.62% for 134 funds for the same periods, respectively.

--------------------------------------------------------------------------------
Taxable Equivalent Yields
--------------------------------------------------------------------------------
                                                 Federal Tax Brackets

                               28%           31%            36%          39.6%
--------------------------------------------------------------------------------
7-day yield                  4.42%         4.61%          4.97%          5.26%
--------------------------------------------------------------------------------

The taxable equivalent yield is the tax free yield adjusted for an individual's tax rate. In effect, an investor in the 39.6% federal tax bracket earns the taxable equivalent of 5.26%. To the extent that income is derived from municipal obligations in an investor's state of residency, a portion of the fund's income may also be exempt from state taxes.

1 Lipper is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

                         7 | Scudder Tax Free Money Fund

Q: What is the quality of the short-term securities that you buy for the portfolio?

A: The fund only invests in high quality instruments. By that we mean issues that are rated in the top two rating categories according to major credit rating agencies, such as Fitch Investors Service, Moody's Investor Service, or Standard and Poor's. The top two ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of US Treasury bills. Basically, our philosophy is that we are not paid to take credit risk. In the case of lower rated securities, the risk of default is not worth the small yield advantage.

Q: You are able to allocate the portfolio's assets across a variety of tax free money market instruments. How did you manage diversification?

A: Typically, we maintain exposure to a broad selection of short-term tax free money market securities, including high quality commercial paper and variable-rate demand notes. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of attractive characteristics, these securities continue to comprise a significant portion of the portfolio at 49% of net assets. Tax-exempt commercial paper, the fund's second largest holding at 43% of net assets, boosts stability by allowing the fund to lock in relatively attractive rates over a longer period.

Q: What is your outlook for interest rates?

A: While we did not expect the Fed to raise interest rates again in 1999 (the Fed left rates unchanged at its December 21 meeting), we are expecting the trend toward higher short-term rates to continue in early 2000. We think the Fed and many investors remain concerned about the strong growth of the U.S. economy. With an acceleration of growth in selected foreign countries and the Fed poised to snuff out the first hint of higher inflation, we think there


                         8 | Scudder Tax Free Money Fund
is a greater than not likelihood of rate increases. From a credit quality standpoint, we have no concerns right now. Treasury bill yields -- an important benchmark for short-term tax free money market securities -- are proportional to longer maturity securities and the market appears to be very liquid. Based on this outlook, we expect to maintain the portfolio's current positioning while seeking to capitalize on attractive opportunities as they arise.



                         9 | Scudder Tax Free Money Fund

Glossary of Investment Terms

        Federal Open  The committee that sets interest rate and credit policies
              Market  for the Federal Reserve System. The committee decides
           Committee  whether to increase or decrease interest rates through
              (FOMC)  open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation or to loosen credit to stimulate the economy.

               Gross  Gross domestic product is a commonly referenced measure of
            Domestic the health of the U.S. economy and refers to the market Product (GDP) value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

           Inflation  An overall increase in prices usually measured by the
                      Consumer Price Index (CPI) and the Producer Price Index
                      (PPI). CPI is calculated by the U.S. Bureau of Labor Statistics and measures the cost of a basket of goods and services over time. The PPI is calculated by the U.S. Department of Labor and measures the wholesale cost of goods over a specified period.

            Maturity The date a debt instrument is due and payable. For money market securities, a short maturity provides better investment flexibility, but tends to provide a lower yield; a long maturity provides a higher yield, but requires the investor to tie up money for a longer period (less flexibility).

          Tax-Exempt Short-term debt obligations with maturities ranging from 1 Commercial to 270 days, issued by state and local municipalities.
               Paper These instruments are usually backed by a line or letter of credit from a major bank and liquidity.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site -- www.scudder.com.


                        10 | Scudder Tax Free Money Fund

Investment Portfolio                         as of November 30, 1999 (Unaudited)
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

                                                             Principal
                                                             Amount ($)   Value ($)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Municipal Investments 100.0%
-----------------------------------------------------------------------------------

Alabama

Birmingham, AL, Special Care Facilities Financing Authority,
   Tax Exempt Commercial Paper, 3.8%, 2/16/2000 ............   1,000,000   1,000,000

Mobile, AL, Special Care Facilities Financing Authority,
   Tax Exempt Commercial Paper, 3.8%, 1/26/2000 ............   2,000,000   2,000,000

Arizona

Apache County, AZ, Industrial Development Revenue,
   Tuscan Electric Co., Springerville Project:

     Series 1983 B, Weekly Demand Note, 3.95%,
       12/15/2018* .........................................   2,500,000   2,500,000

     Series 1985 A, Weekly Demand Note, 4%, 12/1/2020* .....   1,500,000   1,500,000

Salt River, AZ, Agricultural Improvement and Power District,
   Tax Exempt Commercial Paper, 3.85%, 2/14/2000 ...........   3,000,000   3,000,000

Colorado

Colorado Health Facilities Authority, Frasier Meadows
   Manor Project, Weekly Demand Note, 3.92%, 6/1/2021* .....   2,980,000   2,980,000

Colorado Student Loan Revenue Authority,
   Weekly Demand Note, AMT, 3.9%, 9/1/2024* ................   2,700,000   2,700,000

District of Columbia

District of Columbia, General Obligation:

   Series A2, Daily Demand Note,
     3.85%, 10/1/2007* .....................................   2,800,000   2,800,000

   Series B1, Daily Demand Note, 4%, 6/1/2003* .............   2,300,000   2,300,000

Florida

Hillsborough, FL, Industrial Development Authority, Tax
   Exempt Commercial Paper, AMT, 3.7%, 12/13/1999 ..........   2,400,000   2,400,000

Orange County, FL, Health Facilities Authority, Tax Exempt
   Commercial Paper, 3.65%, 2/10/2000 ......................   3,200,000   3,200,000

Orange County, FL, Health Facilities Authority,
   Presbyterian Retirement Communities, Weekly Demand
   Note, 3.95%, 11/1/2028* .................................   2,800,000   2,800,000

Putnam County, FL, Pollution Control Revenue, Seminole
   Electric Cooperative Finance Corp.,
   Weekly Demand Note, 3.9%, 3/15/2014* ....................   2,390,000   2,390,000

Sunshine State, FL, Governmental Financing Commission:
   Tax Exempt Commercial Paper, 3.9%, 2/17/2000 ............   5,300,000   5,300,000
   Tax Exempt Commercial Paper, 3.8%, 3/10/2000 ............   3,000,000   3,000,000

Georgia

Dekalb County, GA, Industrial Development Authority,
   Atlanta Jewish Community Center, Weekly Demand
   Note, 3.9%, 9/1/2024* ...................................   1,500,000   1,500,000


    The accompanying notes are an integral part of the financial statements.


                        11 | Scudder Tax Free Money Fund

------------------------------------------------------------------------------------

                                                           Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

Georgia, Municipal Electric Authority of Georgia,
   Tax Exempt Commercial Paper:

     3.7%, 1/12/2000 ......................................   1,000,000   1,000,000

     3.85%, 2/14/2000 .....................................   3,500,000   3,500,000

Monroe, GA, Industrial Development Authority, Tax
   Exempt Commercial Paper, 3.7%, 2/18/2000 ...............   4,000,000   4,000,000

Illinois

Illinois Development Finance Authority, Pollution Control
   Revenue, Series 1997B, Weekly Demand Note, AMT,
   4%, 4/1/2032 (b)* ......................................   1,700,000   1,700,000

Illinois Educational Facilities Authority, Tax Exempt
   Commercial Paper, 3.75%, 2/15/2000 .....................   4,125,000   4,125,000

Illinois Health Facilities Authority, Tax Exempt Commercial
   Paper, 3.85%, 2/16/2000 ................................   2,000,000   2,000,000

Indiana

Indiana Health Facilities Financing Authority, Tax Exempt
   Commercial Paper, 3.8%, 2/9/2000 .......................   5,000,000   5,000,000

Jasper City, IN, Pollution Control Revenue, Northern
   Indiana Public Service Co, Tax Exempt Commercial Paper,
   3.9%, 12/8/1999 ........................................   2,500,000   2,500,000

Kentucky

Lexington, KY, Industrial Development Authority, YMCA of
   Central Kentucky, Weekly Demand Note, 4%,
   7/1/2019* ..............................................   2,000,000   2,000,000

Mason County, KY, East Kentucky Power Cooperative,
   Pollution Control Revenue, Weekly Demand Note, 3.9%,
   10/15/2014* ............................................   2,900,000   2,900,000

Mayfield, KY, Multi-City Lease Revenue, Kentucky League
   of Cities Funding Trust, Series 1996, Weekly Demand
   Note, 3.95%, 7/1/2026* .................................   1,650,000   1,650,000

Pendelton County, KY, Tax Exempt Commercial Paper:
   3.8%, 2/8/2000 .........................................   2,000,000   2,000,000
   3.65%, 2/11/2000 .......................................   3,000,000   3,000,000

Louisiana

West Baton Rouge, LA, Dow Chemical Project, Tax Exempt
   Commercial Paper, 3.75%, 2/10/2000 .....................   1,950,000   1,950,000

Michigan

Michigan State Strategic Fund, Hope Network Project,
   Series A, Weekly Demand Note, 3.95%, 9/1/2023* .........   4,185,000   4,185,000

Wayne County, MI, Detroit Metropolitan County Airport,
   Series 1996 B, Weekly Demand Note, AMT, 3.85%,
   12/1/2016* .............................................   2,715,000   2,715,000

Minnesota

Cottage Grove, MN, Environmental Control Revenue,
   Minnesota Mining and Manufacturing, Series 1982,
   Weekly Demand Note, 4.08%, 8/1/2012* ...................   1,100,000   1,100,000



    The accompanying notes are an integral part of the financial statements.


                        12 | Scudder Tax Free Money Fund


------------------------------------------------------------------------------------

                                                           Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

Mississippi

Clairborne County, MS, Pollution Control Revenue, Tax
   Exempt Commercial Paper, 4%, 12/1/1999 ...............     500,000     500,000

Missouri

St. Louis, MO, Airport Revenue Municipal Securities Trust
   Receipts, Series SGA 71, Weekly Demand Note, AMT,
   4.03%, 7/1/2022 (b)* .................................   3,000,000   3,000,000

Nebraska

Omaha, NE, Public Power Authority, Tax Exempt
   Commercial Paper, 3.85%, 2/11/2000 ...................   1,000,000   1,000,000

Nevada

Las Vegas, NV, Valley Water Authority,  Tax Exempt
   Commercial Paper, 3.75%, 1/24/2000 ...................   4,000,000   4,000,000

New Hampshire

New Hampshire Business Finance Authority, Pollution
   Control Revenue, Tax Exempt Commercial Paper,
   3.6%, 2/16/2000 ......................................   3,000,000   3,000,000

New Jersey

Salem County, NJ, Industrial Pollution Control Financing
   Authority, E.I. du Pont de Nemours and Co., Weekly
   Demand Note, 3.8%, 3/1/2012* .........................   9,400,000   9,400,000

New York

Nassau County, NY, Tax Anticipation Note, Series C,
   3.5%, 12/22/1999 .....................................   1,300,000   1,300,290

North Dakota

Mercer County, ND, Pollution Control Revenue,
   Cooperative Finance Corp., United Power, Weekly
   Demand Note, 3.9%, 8/15/2014* ........................   2,900,000   2,900,000

Oklahoma

Oklahoma Development Revenue Bonds, LGX Project,
   Weekly Demand Note, AMT, 4.1%, 6/1/2018* .............   3,200,000   3,200,000

Oregon

Clackamas County, OR, Hospital Facilities Authority,
   Senior Living Facilities, Marys Woods, Weekly
   Demand Note, 4%, 5/15/2029* ..........................   4,000,000   4,000,000

Pennsylvania

Bucks County, PA, Oxford Falls Plaza Project, Weekly
   Demand Note, 4.07%, 10/1/2014* .......................   9,100,000   9,100,000


Pennsylvania Higher Education Assistance Agency, Student
   Loan Revenue, Series 1997 A, Weekly Demand Note,
   AMT 4%, 3/1/2027* ....................................   2,000,000   2,000,000

Philadelphia, PA, Tax and Revenue Anticipation Notes,
   Series A, 4.25%, 6/30/2000 ...........................   1,900,000   1,907,990


    The accompanying notes are an integral part of the financial statements.


                        13 | Scudder Tax Free Money Fund


------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------


Tennessee

Maury County, TN, Industrial Development Board,
   Water Facility Revenue, Weekly Demand Note, AMT,
   4.05%, 6/1/2027* .....................................   2,880,000   2,880,000

Texas

Brazos River Authority, TX, Pollution Control Revenue,
   Daily Demand Note, AMT, 3.9%, 6/1/2030 (b)* ..........     500,000     500,000

Camp County, TX, Industrial Development Authority,
   Pollution Control Revenue, Texas Oil & Gas Corp.,
   Weekly Demand Note, 3.95%, 12/1/2013* ................   2,500,000   2,500,000

Harris County, TX, Health Facilities Revenue, Saint Lukes
   Episcopal Hospital, Series A, Daily Demand Note
   3.7%, 2/15/2027* .....................................   3,000,000   3,000,000

Houston, TX, Tax Exempt Commercial Paper, 3.8%,
   3/12/2000 ............................................   4,000,000   4,000,000

Houston, TX, Water and Sewer Authority, Tax Exempt
   Commercial Paper:

   3.85%, 1/20/2000 .....................................   3,600,000   3,600,000

   3.75%, 2/24/2000 .....................................   3,100,000   3,100,000

North Central, TX, Health Facilities Development Corp.,
   Presbyterian Medical Center, Series C, Daily Demand
   Note, 3.7%, 12/1/2015 (b)* ...........................     100,000     100,000

Panhandle-Plains, TX, Higher Education Authority,
   Student Loan Revenue, Series 1997 Y, Weekly Demand
   Note, AMT:

   3.85%, 10/1/2002* ....................................   2,500,000   2,500,000

   3.85%, 6/1/2025* .....................................   1,900,000   1,900,000

San Antonio, TX, Electric & Gas Public Services:

   Tax Exempt Commercial Paper, 3.75%, 1/24/2000 ........   5,000,000   5,000,000

   SG #79, Weekly Demand Note, 3.98%, 2/1/2018* .........   2,000,000   2,000,000

   SG #48, Weekly Demand Note, 4%, 2/1/2020* ............   2,000,000   2,000,000

San Antonio, TX, Industrial Development Authority, River
   Center Associates Project, Weekly Demand Note, 4%,
   12/1/2012* ...........................................   3,000,000   3,000,000

State of Texas, Tax and Revenue Anticipation Notes, 4.5%,
   8/31/2000 ............................................   7,300,000   7,341,541

Utah

UT, Intermountain Power Agency Tax Exempt
   Commercial Paper:

   3.85%, 3/8/2000 ......................................   3,000,000   3,000,000

   3.85%, 3/9/2000 ......................................   4,000,000   4,000,000

   3.85%, 3/20/2000 .....................................   1,000,000   1,000,000

Utah Board of Regents, Student Loan Revenue, Series 1988,
   Weekly Demand Note AMT, 3.95%, 11/1/2013 (b)* ........   2,500,000   2,500,000


    The accompanying notes are an integral part of the financial statements.


                        14 | Scudder Tax Free Money Fund


------------------------------------------------------------------------------------

                                                            Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

Virginia

Chesterfield, VA, Virginia Energy and Power Co, Tax Exempt
   Commercial Paper, 3.9%, 2/8/2000 .......................   2,300,000   2,300,000

Louisa County, VA, Industrial Development Authority,
   Virginia Energy and Power Co, Tax Exempt Commercial
   Paper:

   3.75%, 12/17/1999 ......................................   2,000,000   2,000,000

   3.85%, 1/19/2000 .......................................   4,000,000   4,000,000

Virginia, Peninsula Ports Authority, Tax Exempt Commercial
   Paper, 3.8%, 1/27/2000 .................................   4,000,000   4,000,000

Virginia Port Authority Facility, Municipal Trust Receipts,
   SG 111, Series 1997, Weekly Demand Note, AMT, 4.03%,
   7/1/2024 (b)* ..........................................   2,605,000   2,605,000

West Virginia

Randolph County, WV, Industrial Development
   Revenue, Allegheny Woods Products Project, Weekly
   Demand Note, AMT, 4.10%, 12/1/2007* ....................   2,760,000   2,760,000

Wisconsin

Eau Claire, WI, Solid Waste Revenue, Pope & Talbot Inc. ...
   Weekly Demand Note, AMT, 4.1%, 11/1/2014* ..............   2,400,000   2,400,000

Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing:

     Series 1982, Weekly Demand Note, 4.08%, 8/1/2017* ....   2,300,000   2,300,000

     Series 1983, Weekly Demand Note, 4.08%, 12/1/2001* ...     900,000     900,000

Whitewater, WI, Industrial Development Authority, MacLean
   Fogg Project, Weekly Demand Note, 4.05%, 12/1/2009* ....   1,000,000   1,000,000

------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $210,189,821) (a)            210,189,821
------------------------------------------------------------------------------------


(a)      The cost for federal income tax purposes was $210,189,821.


(b) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA/BIG.


* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of November 30, 1999.


         AMT: Subject to alternative minimum tax.


    The accompanying notes are an integral part of the financial statements.



                        15 | Scudder Tax Free Money Fund

Financial Statements

Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (cost $210,189,821).......   $ 210,189,821

Cash .........................................................       1,471,756

Receivable for investments sold ..............................         380,000

Receivable for Fund shares sold ..............................       2,141,796

Interest receivable ..........................................       1,093,032

Other assets ..................................................         13,314
                                                                 -------------

Total assets .................................................     215,289,719


Liabilities
--------------------------------------------------------------------------------

Payable for Fund shares redeemed .............................         222,504

Dividends payable ............................................          38,868

Accrued management fee .......................................          59,858
                                                                 -------------

Total liabilities ............................................         321,230

--------------------------------------------------------------------------------
Net assets, at value                                             $ 214,968,489
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:

Accumulated net realized gain (loss) .........................        (702,940)

Paid-in capital ..............................................     215,671,429

--------------------------------------------------------------------------------
Net assets, at value                                             $ 214,968,489
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share
   ($214,968,489 / 214,799,983 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) .....................................  $        1.00


    The accompanying notes are an integral part of the financial statements.


                        16 | Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest ......................................................   $ 3,977,650
--------------------------------------------------------------------------------

Expenses:

Management fee ................................................       587,142

Services to shareholders ......................................       132,192

Custodian and accounting fees .................................        39,541

Trustees' fees and expenses ...................................        19,241

Reports to shareholders .......................................         4,772

Auditing ......................................................        20,027

Registration fees .............................................        15,130

Legal .........................................................         4,938

Other .........................................................         5,696
                                                                  -----------

Total expenses, before expense reductions .....................       828,679

Expense reductions ............................................       (65,395)
                                                                  -----------

Total expenses, after expense reductions ......................       763,284

--------------------------------------------------------------------------------
Net investment income                                               3,214,366
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 3,214,366
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        17 | Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                    Ended
                                                                 November 30,         Five Months          Year Ended
Increase (Decrease) in Net                                           1999             Ended May 31,       December 31,
Assets                                                           (Unaudited)               1999              1998
-----------------------------------------------------------------------------------------------------------------------
Operations:

Net investment income ........................................   $     3,214,366    $     2,612,316    $     7,403,526

Net realized gain (loss) .....................................              --                 --               (3,898)
                                                                 ---------------    ---------------    ---------------

Net increase (decrease) in net
   assets resulting from operations...........................         3,214,366          2,612,136          7,399,628
                                                                 ---------------    ---------------    ---------------

Distributions to shareholders:

From net investment income ...................................        (3,214,366)        (2,614,750)        (7,401,457)
                                                                 ---------------    ---------------    ---------------

Fund share transactions at net asset value of $1.00 per share:

Proceeds from shares sold ....................................       642,911,777        702,916,893      1,093,015,777

Reinvestment of distributions ................................         2,963,771          2,401,066          6,769,820

Cost of shares redeemed ......................................      (688,290,217)      (696,770,475)    (1,134,001,313)
                                                                 ---------------    ---------------    ---------------

Net increase (decrease) in net
   assets from Fund share transactions........................       (42,414,669)         8,547,484        (34,215,716)
                                                                 ---------------    ---------------    ---------------

Increase (decrease) in net assets ............................       (42,414,669)         8,544,870        (34,217,545)

Net assets at beginning of period ............................       257,383,158        248,838,288        283,055,833

Net assets at end of period ..................................   $   214,968,489    $   257,383,158    $   248,838,288


    The accompanying notes are an integral part of the financial statements.



                        18 | Scudder Tax Free Money Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


------------------------------------------------------------------------------------------
                       1999(a)    1998(b)    1998(c)   1997(c)   1996(c)  1995(c)  1994(c)
------------------------------------------------------------------------------------------

Net asset value,
beginning of period    $1.000     $1.000     $1.000    $1.000    $1.000    $1.000   $1.000
                       -------------------------------------------------------------------

Income from investment
operations:

  Net investment income  .014       .010       .029      .031      .029      .032     .022

Less distributions from:

  Net investment
  income and net
  realized gains on
  investment
  transactions (d)      (.014)     (.010)     (.029)    (.031)    (.029)    (.032)   (.022)

Net asset value, end
of period              $1.000     $1.000     $1.000    $1.000    $1.000    $1.000   $1.000
                       -------------------------------------------------------------------

Total Return (%)         1.39(e)**  1.03(e)**  2.92(e)   3.10(e)   2.91(e)   3.27     2.26


Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------

Net assets, end of
period ($ millions)       215        257        249       283       220       239      257


Ratio of expenses
before expense
reductions (%)            .71*       .75*       .71       .76       .75       .75      .77


Ratio of expenses
after expense
reductions (%)            .65*       .65*       .65       .65       .70       .75      .77


Ratio of net
investment income (%)    2.74*      2.46*      2.87      3.06      2.86      3.21     2.24


(a)      For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from December 31 to May 31.

(c)      Years ended December 31.

(d)      Net realized capital gains (losses) were 6/10 of 1(cent) per share.

(e) Total returns may have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized



                        19 | Scudder Tax Free Money Fund

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On August 10, 1998, the Fund changed its year end for financial reporting and federal income tax purposes to May 31 from December 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $703,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2000 ($7,000), May 31, 2001 ($29,000), May 31, 2002 ($38,000), May 31, 2003
($78,000), May 31, 2004 ($544,000), May 31, 2005 ($3,000) and May 31, 2006
(4,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not


                        20 | Scudder Tax Free Money Fund
distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distribution are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these agreements. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until September 30, 2000. For the six months ended November 30, 1999, the Adviser did not impose a portion of its fee, amounting to $59,042, and the portion imposed amounted to $528,100, which was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SSC aggregated $75,047, of which $28,721 is unpaid at November 30, 1999.



                        21 | Scudder Tax Free Money Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SFAC aggregated $22,242, of which $7,120 is unpaid at November 30, 1999.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Trustees' fees and expenses aggregated $19,241.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $4,814 and $1,539, respectively, under these arrangements.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                        22 | Scudder Tax Free Money Fund

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                           Kathryn L. Quirk*
   o  President and Trustee                    o  Trustee, Vice President and
                                                  Assistant Secretary
 Henry P. Becton, Jr.
   o  Trustee; President and                 Jean C. Tempel
      General Manager, WGBH Educational        o  Trustee; Venture Partner,
      Foundation                                  Internet Capital Group

 Dawn-Marie Driscoll                         Ann M. McCreary*
   o  Trustee;  Executive Fellow, Center       o  Vice President
      for Business Ethics, Bentley
      College; President, Driscoll           Frank J. Rachwalski, Jr.*
      Associates                               o  Vice President

 Peter B. Freeman                            John Millette*
   o  Trustee; Corporate Director              o  Vice President and Secretary
      and Trustee
                                             John R. Hebble*
 George M. Lovejoy, Jr.                        o  Treasurer
   o  Trustee; President and Director,
      Fifty Associates; Chairman             Caroline Pearson*
      Emeritus, Meredith and Grew, Inc.        o  Assistant Secretary

 Wesley W. Marple, Jr.                       *Scudder Kemper Investments, Inc.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration


                        23 | Scudder Tax Free Money Fund

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund


                        24 | Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.



                        25 | Scudder Tax Free Money Fund

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                        26 | Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



                        27 | Scudder Tax Free Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group